Exhibit 99.1

ENTROPIC COMMUNICATIONS, INC.

Non-GAAP Supplemental Financial Information

(Unaudited; in thousands, except percentage data)

The following table sets forth certain non-GAAP financial measures used in calculating Entropic’s non-GAAP net income (loss) for the periods presented. Such non-GAAP financial measures are based upon Entropic’s unaudited consolidated statements of operations for the periods presented and give effect to certain adjustments identified in the table. Such adjustments include the addition of RF Magic Inc.’s non-GAAP financial results as if the acquisition of RF Magic had occurred at the beginning of each period presented. The presentation of such non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. In addition, investors should not rely on the results of prior periods as an indication of Entropic’s future performance.

		2006					2007
	FY 2005	Q1	Q2	Q3	Q4	FY 2006	Q1	Q2	Q3	Q4	FY 2007
	(unaudited)	(unaudited)					(unaudited)
NET REVENUES:
GAAP net revenues	$3,719	$7,276	$7,181	$10,466	$16,548	$41,471	$20,026	$26,207	$36,144	$40,168	$122,545
Add: RF Magic net revenues (pre-acquisition)	14,485	3,825	4,637	8,811	8,910	26,183	9,218	5,806	—	—	15,024

Non-GAAP net revenues	$18,204	$11,101	$11,818	$19,277	$25,458	$67,654	$29,244	$32,013	$36,144	$40,168	$137,569

COST OF NET REVENUES:
GAAP cost of net revenues	$1,979	$5,091	$5,552	$7,743	$12,713	$31,099	$14,531	$17,961	$21,999	$21,705	$76,196
Add: RF Magic non-GAAP cost of net revenues (pre-acquisition) (a)	6,035	1,812	2,083	3,068	3,614	10,577	2,818	2,613	—	—	5,431
Less:
Stock-based compensation expense	—	—	—	—	—	—	—	3	85	71	159
Amortization of developed technology	—	—	—	—	—	—	—	—	1,240	1,240	2,480
Amortization of inventory step-up	—	—	—	—	—	—	—	—	2,062	687	2,749

Non-GAAP cost of net revenues	$8,014	$6,903	$7,635	$10,811	$16,327	$41,676	$17,349	$20,571	$18,612	$19,707	$76,239

GROSS PROFIT:
GAAP gross profit	$1,740	$2,185	$1,629	$2,723	$3,835	$10,372	$5,495	$8,246	$14,145	$18,463	$46,349
Add:
RF Magic non-GAAP gross profit (pre-acquisition) (a)	8,450	2,013	2,554	5,743	5,296	15,606	6,400	3,193	—	—	9,593
Stock-based compensation expense	—	—	—	—	—	—	—	3	85	71	159
Amortization of developed technology	—	—	—	—	—	—	—	—	1,240	1,240	2,480
Amortization of inventory step-up	—	—	—	—	—	—	—	—	2,062	687	2,749

Non-GAAP gross profit	$10,190	$4,198	$4,183	$8,466	$9,131	$25,978	$11,895	$11,442	$17,532	$20,461	$61,330

GAAP gross margin	46.8%	30.0%	22.7%	26.0%	23.2%	25.0%	27.4%	31.5%	39.1%	46.0%	37.8%
Non-GAAP gross margin	56.0%	37.8%	35.4%	43.9%	35.9%	38.4%	40.7%	35.7%	48.5%	50.9%	44.6%
OPERATING EXPENSES:
GAAP operating expenses	$13,667	$3,815	$4,529	$4,262	$5,299	$17,905	$6,457	$31,631	$19,208	$21,050	$78,346
Add: RF Magic non-GAAP operating expenses (pre-acquisition) (a)	13,798	3,933	3,989	4,101	4,678	16,701	5,392	5,737	—	—	11,129
Less:
Stock-based compensation expense	26	2	22	50	148	222	140	728	2,869	2,622	6,359
Amortization of purchased intangibles	—	—	—	—	—	—	—	42	1,296	1,296	2,635
Write-off of acquired in-process research and development	—	—	—	—	—	—	—	21,400	—	—	21,400

Non-GAAP operating expenses	$27,439	$7,746	$8,496	$8,313	$9,829	$34,384	$11,709	$15,198	$15,043	$17,132	$59,081

OTHER INCOME (EXPENSE), NET:
GAAP other income (expense), net and cumulative effect of change in accounting principle	$(269)	$186	$207	$98	$(9)	$482	$(150)	$(337)	$(1,583)	$2,101	$31
Add:
Loss (gain) on fair value of preferred stock warrant liabilities	(28)	(3)	20	157	227	401	271	340	1,395	(2,180)	(173)
RF Magic other income (expense), net (pre-acquisition)	99	—	(19)	(23)	(199)	(241)	(180)	(209)	—	—	(389)

Non-GAAP other income (expense), net and cumulative effect of change in accounting principle	$(198)	$183	$208	$232	$19	$642	$(59)	$(206)	$(188)	$(79)	$(531)

INCOME TAX PROVISION:
GAAP income tax provision	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Add: RF Magic income tax provision (pre-acquisition)	(49)	(11)	(12)	(11)	(15)	(49)	(21)	(9)	—	—	(30)

Non-GAAP income tax provision	$(49)	$(11)	$(12)	$(11)	$(15)	$(49)	$(21)	$(9)	$—	$—	$(30)

ACCRETION OF REDEEMABLE CONVERTIBLE PREFERRED STOCK:
GAAP accretion of redeemable convertible preferred stock	$(89)	$(32)	$(31)	$(32)	$(31)	$(126)	$(32)	$(31)	$(32)	$(23)	$(118)

RESEARCH AND DEVELOPMENT EXPENSE:
GAAP research and development	$9,574	$2,540	$2,841	$2,771	$3,449	$11,601	$4,190	$6,699	$11,923	$12,423	$35,235
Add: RF Magic non-GAAP research and development (pre-acquisition) (a)	9,824	2,614	2,673	2,730	3,128	11,145	3,241	3,485	—	—	6,726
Less: stock-based compensation expense	—	1	14	33	66	114	53	397	1,476	1,215	3,141

Non-GAAP research and development	$19,398	$5,153	$5,500	$5,468	$6,511	$22,632	$7,378	$9,787	$10,447	$11,208	$38,820

SALES AND MARKETING EXPENSE:
GAAP sales and marketing	$2,247	$763	$1,190	$987	$1,172	$4,112	$1,500	$1,859	$3,283	$3,706	$10,348
Add: RF Magic non-GAAP sales and marketing (pre-acquisition) (a)	2,107	869	831	934	1,032	3,666	1,157	1,252	—	—	2,409
Less: stock-based compensation expense	6	1	7	13	35	56	65	145	475	489	1,174

Non-GAAP sales and marketing	$4,348	$1,631	$2,014	$1,908	$2,169	$7,722	$2,592	$2,966	$2,808	$3,217	$11,583

GENERAL AND ADMINISTRATIVE EXPENSE:
GAAP general and administrative	$1,846	$512	$498	$504	$678	$2,192	$767	$1,631	$2,706	$3,625	$8,729
Add: RF Magic non-GAAP general and administrative (pre-acquisition) (a)	1,867	450	485	437	518	1,890	994	1,000	—	—	1,994
Less: stock-based compensation expense	20	—	1	4	47	52	22	186	918	918	2,044

Non-GAAP general and administrative	$3,693	$962	$982	$937	$1,149	$4,030	$1,739	$2,445	$1,788	$2,707	$8,679

(a)	Excludes RF Magic stock-based compensation expenses (pre-acquisition)